UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 21, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2022, the Board of Directors of Invacare Corporation (the “Company”) expanded the Board size to nine members and appointed Aron I. Schwartz as a director of the Company on the unanimous recommendation of the Nominating and Governance Committee. Mr. Schwartz has been appointed to serve a term expiring at the Company’s 2022 Annual Meeting of Shareholders. Mr. Schwartz has been appointed to the Audit Committee and the Nominating and Governance Committee.

Mr. Schwartz, age 51, has a wide range of financial experience in managing and overseeing companies with operations in various industries, including companies undergoing strategic transformation. He has been a Managing Partner at ACON Investments, a private equity firm based in Washington, D.C., since July 2014. Mr. Schwartz was previously a consultant to, and a Managing Director at, Avenue Capital, a global investment firm, from 2012 to 2014. Prior to that, from 1999 to 2011, he held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm. Since 2012, he has served on the board of directors and as chairman of the audit committee of CION Investment Corporation (NYSE: CION), a business development company that primarily provides senior secured loans to US middle-market companies. Mr. Schwartz previously served on the boards of various companies, including Melinta Therapeutics, Inc. (OTC: MLNTQ) from 2019 to 2020.

There is no arrangement or understanding between Mr. Schwartz and any other person pursuant to which Mr. Schwartz was elected as a director of the Company. Mr. Schwartz has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Mr. Schwartz will participate in the Company’s current program for the compensation of nonemployee directors, which is described under the caption “Director Compensation Program” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 5, 2021. In accordance with the director compensation program, Mr. Schwartz is expected to receive a grant of restricted stock units under the Company’s 2018 Equity Compensation Plan.

On March 21, 2022, the Company issued a press release announcing the appointment of Mr. Schwartz to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: March 21, 2022	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).